Exhibit 99.1
Ames True Temper Reports First Quarter Fiscal 2010 Results
CAMP HILL, Pennsylvania, February 12, 2010 — ATT Holding Co., parent of Ames True Temper, Inc., reported today the results of the thirteen week period ended January 2, 2010 (Q1 2010).
First Quarter Fiscal 2010 Results
Net sales for Q1 2010 were $86.4 million, a 6.4% decrease over $92.3 million in Q1 2009 (thirteen week period ended December 27, 2008). Net income for Q1 2010 was $1.4 million, compared to a net loss of $10.2 million for Q1 2009. Adjusted EBITDA (which is reconciled to net income (loss) on the attached table) for Q1 2010 was $15.7 million compared to $17.7 million for Q1 2009.
Borrowings outstanding under our revolving credit facility were $18.3 million at January 2, 2010, a decrease of $46.3 million from $64.6 million at December 27, 2008. Availability under our revolving credit facility was $55.1 million at January 2, 2010.
Ames True Temper, Inc. is a global provider of non-powered landscaping products that make work easier for homeowners and professionals.
Forward-Looking Statements
This press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934. All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws. Forward-looking statements may include the words “may,” “will,” “plans,” “estimates,” “anticipates,” “believes,” “expects,” “intends” and similar expressions. Although the Company believes that such statements are based on reasonable assumptions, these forward-looking statements are subject to numerous factors, risks and uncertainties that could cause actual outcomes and results to be materially different from those projected or assumed in its forward-looking statements. These factors, risks and uncertainties include, among others, the following:
* We depend on a small number of customers for a significant portion of our business;
* Our results of operations may be adversely impacted by macroeconomic events;
* Reliance on third party suppliers and manufacturers may impair our ability to meet customer demands;
* If we are unable to obtain raw materials for our products at favorable prices it could adversely impact our operating performance;
* We are subject to risks associated with our foreign operations;

* We are subject to risks associated with our operations in China;
* Unseasonable weather could have a negative impact on our business and financial results;
* Our lawn and garden sales are highly seasonal which could impact our cash flow and operating results;
* Our industry is highly competitive and we may not be able to compete successfully;
* Further consolidation in the retail industry may adversely affect our profitability;
* A failure to successfully introduce new products could result in a reduction in sales and floor space at retailers that carry our products;
* The products that we manufacture could expose us to product liability claims;
* Our ability to pay our debt or seek alternative financing may be adversely impacted;
* Environmental health and safety laws, ordinances, and regulations impose risks and costs on us;
* We depend on the service of key individuals, the loss of any of which could materially harm our business;
* Unionized employees could strike or participate in a work stoppage;
* We may be required to record impairment charges for goodwill, indefinite-lived intangible assets and other long-lived assets; and
* We may not be able to acquire complementary lawn and garden product manufacturers or brands; in addition, our acquisition strategy may negatively impact our operating results, divert management’s attention from operating our core business, and expose us to other risks.
The Company’s actual results, performance or achievements could differ materially from those expressed in, or implied by, the forward-looking statements. The Company can give no assurances that any of the events anticipated by or described in the forward-looking statements will occur or, if any of them do, what impact they will have on the business, results of operations and financial condition. The Company does not intend, and undertakes no obligation, to update any forward-looking statement.
CONTACT: Dave Nuti, Chief Financial Officer, +1-717-730-2933,
investor@amestruetemper.com, for Ames True Temper, Inc.

ATT Holding Co.
Condensed Consolidated Balance Sheets
(In thousands)
(Unaudited)

	January 2,	October 3,
	2010	2009
Assets
Current assets:
Cash and cash equivalents	$41,308	$33,609
Trade receivables, net	43,188	42,449
Inventories	106,379	90,305
Prepaid expenses and other current assets	6,042	6,315

Total current assets	196,917	172,678

Property, plant and equipment, net	42,063	44,239
Intangibles, net	53,580	53,681
Goodwill	57,971	57,494
Other noncurrent assets	5,922	6,531

Total assets	$356,453	$334,623

Liabilities and stockholder’s deficit
Current liabilities:
Trade accounts payable	$34,701	$18,214
Accrued interest payable	9,101	5,392
Accrued expenses and other current liabilities	23,540	26,642
Revolving loan	18,293	17,500
Current portion of long-term debt and capital lease obligations	374	489

Total current liabilities	86,009	68,237

Deferred income taxes	14,034	13,672
Long-term debt	299,886	299,791
Accrued retirement benefits	51,907	51,836
Other liabilities	12,156	12,661

Total liabilities	463,992	446,197
Commitments and contingencies
Stockholder’s deficit:
Total stockholder’s deficit	(107,539)	(111,574)

Total liabilities and stockholder’s deficit	$356,453	$334,623

ATT Holding Co.
Condensed Consolidated Statements of Operations
(In thousands)
(Unaudited)

	Thirteen week		Thirteen week
	period ended		period ended
	January 2, 2010		December 27, 2008
Net sales	$86,399	100.0%	$92,334	100.0%

Cost of goods sold	59,228	68.6%	64,449	69.8%

Gross profit	27,171	31.4%	27,885	30.2%

Selling, general and administrative expenses	15,897	18.4%	17,798	19.3%
(Gain) loss on disposal property, plant and equipment	(65)	-0.1%	32	0.0%
Amortization of intangible assets	304	0.4%	305	0.3%
Impairment charges	—	0.0%	476	0.5%

Operating income	11,035	12.8%	9,274	10.0%

Interest expense	6,821	7.9%	7,971	8.6%
Other expense	1,200	1.4%	11,363	12.3%

Income (loss) before income taxes	3,014	3.5%	(10,060)	-10.9%

Income tax expense	1,655	1.9%	178	0.2%

Net income (loss)	$1,359	1.6%	$(10,238)	-11.1%

ATT Holding Co.
Reconciliation of Net Income (Loss) to Adjusted EBITDA
(In thousands)
(Unaudited)

	Thirteen week	Thirteen week
	period ended	period ended
	January 2, 2010	December 27, 2008
Net income (loss)	$1,359	$(10,238)

Depreciation of property, plant and equipment	3,358	3,887
Amortization of intangible assets	304	305
Interest expense	6,821	7,971
Income tax expense	1,655	178

EBITDA (a)	13,497	2,103

Adjustments to EBITDA
Equity sponsor fees and other expenses (b)	1,228	190
Impairment charges (c)	—	476
(Gain) loss on disposal of fixed assets (d)	(65)	32
Unrealized losses (e)	1,007	14,915

Adjusted EBITDA (a)	$15,667	$17,716

(a)	“EBITDA” is calculated as net income (loss) plus income tax expense, interest expense, depreciation and amortization. “Adjusted EBITDA” is EBITDA adjusted as indicated below. EBITDA and Adjusted EBITDA are not intended to represent cash flow from operations as defined by U.S. GAAP and should not be used as an alternative to net income (loss) as an indicator of operating performance or to cash flow as a measure of liquidity. EBITDA and Adjusted EBITDA are a basis upon which our management assesses financial performance and covenants in our Revolving Loan are tied to ratios based on this measure. During Q3 2009, Adjusted EBITDA as defined by our Revolving Loan was amended to exclude non-recurring gains. Accordingly, non-recurring gains are presented as adjustments to EBITDA. While EBITDA and Adjusted EBITDA are frequently used as a measure of operations and the ability to meet debt service requirements, they are not necessarily comparable to other similarly titled captions of other companies due to potential inconsistencies in the method of calculation.

(b)	Consists of management fees paid to our private equity sponsor (Castle Harlan), non-cash (income) expense related to our postretirement plans and non-cash charges recorded in accordance with lease accounting standards due to the expensing of escalating rent on a straight-line basis.

(c)	Consists of impairment charges related to a write-down of available for sale assets to fair value as a result of real estate market conditions during that time.

(d)	Consists of gains and losses on the disposition of property, plant and equipment.

(e)	Q1 2010 loss consists primarily of an unrealized foreign currency loss on a U.S. dollar denominated intercompany note issued by a Canadian subsidiary and an unrealized foreign currency loss on foreign currency forward contracts. Q1 2009 consists primarily of an unrealized foreign currency loss on the intercompany note.